UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 26, 2026

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

Item 7.01. Regulation FD Disclosure.

On October 26, 2026, Braemar Hotels & Resorts Inc. (the “Company”) announced that it will nominate the following eight individuals for election as directors of the Company at the Company's 2026 annual meeting of stockholders (the “Annual Meeting”).

Each of the following individuals will be nominated for election as a director of the Company at the Annual Meeting, to be identified as the Company's nominees in the definitive proxy statement to be filed by the Company in connection with the Annual Meeting (the “Proxy Statement”), and to serve until the Company's next annual meeting of stockholders and until his or her successor is duly elected and qualifies: Craig A. Barbarosh, Kevin Covey, Stephen Haggerty, Daniel J. Hirsch, Kevin M. Luebbers, Gail P. Steinel, Richard J. Stockton, and Stephen W. Theriot.

A brief biography of each nominee is set forth below.

Craig A. Barbarosh

Mr. Barbarosh brings more than 30 years of experience advising boards and serving as a director of public companies, including real estate investment trusts. From October 2023 to September 2026, Mr. Barbarosh served as Senior Managing Director of CommonWealth Partners LLC, a vertically integrated real estate investment, development and management firm with approximately $8 billion of assets under management, where he co-led one of the firm’s investment strategies. From 2012 to 2023, Mr. Barbarosh was a partner at Katten Muchin Rosenman LLP, where he served as a member of the firm’s Board of Directors and Executive and Operating Committee. From 1992 to 2012, Mr. Barbarosh was an associate and subsequently a partner at Pillsbury Winthrop Shaw Pittman LLP, where he served as a member of the firm’s Board of Directors, chair of its Board Strategy Committee and Managing Partner of its Orange County office. Throughout his legal career, Mr. Barbarosh has advised companies and their boards on complex corporate transactions.

Mr. Barbarosh has extensive public company board experience. He has served as a member of the Board of Directors of Sabra Health Care REIT, Inc. (NASDAQ: SBRA) since 2010, where he currently serves as chair of the Audit Committee and as a member of the Compensation Committee, and as a member of the Board of Directors of Evolent Health, Inc. (NYSE: EVH) since 2020, where he currently serves as chair of the Strategy Committee and as a member of the Compensation Committee. Mr. Barbarosh previously served as Vice Chairman of NextGen Healthcare, Inc. (NASDAQ: NXGN) from 2009 to 2023 and as Chairman of the Board of Lifecore Biomedical, Inc. (NASDAQ: LFCR) from 2019 to 2023.

Mr. Barbarosh received a Juris Doctor, with honors, from the University of the Pacific, McGeorge School of Law and a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara. He has also completed executive education programs in corporate valuation at The Wharton School of the University of Pennsylvania, cybersecurity oversight at Carnegie Mellon University and corporate boards, strategic business valuation and private equity and venture capital at Harvard Business School.

Kevin Covey

Mr. Covey is the founder and Managing Partner of GrayStreet Partners, a real estate and private credit investment firm he established in 2009 under its predecessor, Caliburn Capital. For more than 15 years, he has led the firm’s investment activities across commercial real estate, hospitality and private credit, with responsibility for sourcing, underwriting, capital allocation, transaction structuring and portfolio oversight.

Real estate investment and ownership are central to Mr. Covey’s career, including acquisitions, redevelopment, adaptive reuse and the repositioning of hospitality and other commercial properties. He is an active principal in Ithaca Investments, Ltd., which owns more than 1.2 million square feet of retail shopping center space in Texas.

Mr. Covey also brings deep credit and capital markets experience. GrayStreet invests in high-yield debt instruments, and has structured financings, recapitalizations and complex transactions across multiple asset classes, including situations requiring creative capital solutions.

Mr. Covey received Bachelor of Arts degrees in Economics and Mathematics from the University of Chicago.

Stephen Haggerty

Mr. Haggerty brings more than 30 years of global hotel real estate, development and capital markets experience. He is the Principal and Founder of Bare Hill Advisory, a real estate investment and advisory platform focused on hospitality and wellness-related assets, which he founded in 2021. From May 2018 to October 2021, Mr. Haggerty served as Managing Partner of Trinity Investments, a private investment platform focused on hospitality real estate and related assets.

Mr. Haggerty spent approximately 11 years at Hyatt Hotels Corporation in several senior leadership positions. From 2014 to 2018, he served as Global Head of Franchising, Select Service and Capital Strategy; from 2012 to 2014, he served as Global Head of Real Estate and Capital Strategy; and from 2007 to 2012, he served as Global Head of Real Estate and Development. Prior to joining Hyatt, Mr. Haggerty spent approximately 13 years at Marriott International in a number of increasingly senior positions, including as Senior Vice President, Global Asset Management from 2003 to 2007 (based in London from 2005), Vice President, Development for the Asia-Pacific region from 1997 to 2003 and Vice President, Feasibility from 1994 to 1997. Earlier in his career, Mr. Haggerty held positions with HVS International.

Mr. Haggerty served as a member of the Board of Directors of Playa Hotels & Resorts (NASDAQ: PLYA) from 2013 to 2018 and of Broadmark Realty Capital Inc. (NYSE: BRMK) from November 2019 to July 2023, where he served as chair of the Compensation Committee. He also served as a member of the Board of Directors of B. Riley Securities from April 2025 to May 2026. Mr. Haggerty currently serves as a board member of Simply Resorts & Retreats, a founding member of the advisory board of Parafin and a Senior Advisor and Managing Director of Devotio Capital Management. Mr. Haggerty received a Bachelor of Science degree from Cornell University’s School of Hotel Administration.

Daniel J. Hirsch

Mr. Hirsch brings more than two decades of real estate investment and public company board experience. From 2003 to 2016, Mr. Hirsch held several increasingly senior positions at Farallon Capital Management, L.L.C., including Managing Member, Managing Director and Legal Counsel. From 2013 to 2016, he co-led Farallon’s Real Estate Group, where he helped manage the firm’s real estate team and served as a member of its investment committee, with responsibility for evaluating acquisition opportunities, negotiating transactions and joint ventures, asset and portfolio management, fundraising and structuring investment vehicles. From 2009 to 2012, he helped manage a $3.5 billion multi-sector real estate equity portfolio. Earlier in his tenure at Farallon, he worked on the negotiation, structuring and execution of private and public market debt and equity transactions in the United States and internationally. Prior to joining Farallon, Mr. Hirsch was an associate at Covington & Burling from 2001 to 2003.

Since August 2022, Mr. Hirsch has served as an Executive-in-Residence at Anzu Partners, LLC, a venture capital firm focused on industrial and life science technology companies. He served as Chief Financial Officer and a director of Anzu Special Acquisition Corp I from August 2022 to September 2023 and as Chief Operating Officer and Chief Financial Officer of Cascade Acquisition Corp. from August 2020 to May 2022. From 2018 to 2025, Mr. Hirsch was a principal of KRDH Holdings, LLC, a venture focused on the acquisition, entitlement and development of multifamily real estate projects, and from 2017 to 2020 he advised Farallon Capital Management with respect to its investment in Playa Hotels & Resorts.

Mr. Hirsch has served as a member of the Board of Directors of Macerich (NYSE: MAC) since June 2018, where he currently serves as a member of its Compensation Committee and Capital Allocation Committee and previously served as chair of its Nominating and Corporate Governance Committee. He previously served as a director of Playa Hotels & Resorts (NASDAQ: PLYA) from 2010 to 2020, where he served as chair of the Compensation Committee and as a member of the Nominating and Corporate Governance and Capital Allocation Committees; Broadmark Realty Capital (NYSE: BRMK) from 2019 to 2023, where he served as chair of the Nominating and Corporate Governance Committee and as a member of the Compensation and Finance Committees; Ready Capital Corporation (NYSE: RC) from 2023 to 2024; and Nuburu Inc. (NYSE American: BURU) from 2023 to 2025. He currently serves as a member of the advisory board of Shore Capital Real Estate Partners.

Mr. Hirsch received a Juris Doctor from Yale Law School and a Bachelor of Arts degree, summa cum laude, from Amherst College.

Kevin M. Luebbers

Mr. Luebbers brings approximately 30 years of hotel investment, public REIT finance and audit committee experience. He co-founded and has served since 2004 as a partner of VIC Partners, LLC, an investment partnership focused on acquiring and repositioning hotel properties. From 2000 to 2003, Mr. Luebbers served as Executive Vice President and Chief Financial Officer of RFS Hotel Investors, Inc., a publicly traded hotel real estate investment trust, where he was responsible for the company’s capital markets and treasury functions. From 1996 to 2000, he served as Senior Vice President of Planning and Investment Analysis at Hilton Hotels Corporation.

Mr. Luebbers served as a member of the Board of Directors of Broadmark Realty Capital (NYSE: BRMK) from 2019 to 2023, where he served as chair of the Audit Committee, and of Ready Capital Corporation (NYSE: RC) from 2023 to 2024. From 2005 to 2008, Mr. Luebbers served as a member of the Board of Directors and chair of the Audit Committee of Ambassadors International, Inc. (NASDAQ: AMIE), a publicly traded cruise, marina, travel and events company.

Mr. Luebbers received a Bachelor of Science degree from Cornell University School of Hotel Administration and a Master of Business Administration from the University of California, Berkeley.

Gail P. Steinel

Ms. Steinel brings approximately 20 years of public company board leadership, including extensive service as an audit committee chair. She currently serves as a Senior Advisor to Alvarez & Marsal’s Global Transaction Advisory Group, which provides financial and operational due diligence services to private equity firms and corporations, and as a Senior Advisor to Nichols Law, a government contracts law firm. Ms. Steinel began her career as an auditor with Arthur Andersen and subsequently held a number of leadership positions with the firm, ultimately serving as Global Managing Partner of its Business Consulting Group, where she led approximately 10,000 professionals across 85 countries. She later led the transition of approximately 8,000 professionals to KPMG Consulting, which was subsequently renamed BearingPoint.

Ms. Steinel has served as a member of the Board of Trustees of Federal Realty Investment Trust (NYSE: FRT) since 2006, where she currently serves as chair of the Audit Committee and as a member of the Compensation Committee. She has also served as a member of the Board of Directors of Invesque Corporation (TSX: IVQ) since 2021, where she serves as chair of the Audit Committee and as a member of the Compensation and Nominating Committees, and as a director of DAI Corporation since 2006, where she has served as chair of its Audit Committee. From 2009 to 2020, she served as a director of MTS Systems Corporation (NASDAQ: MTSC), where she served as chair of the Audit Committee, until the company’s acquisition by Amphenol Corporation. In 2025, Ms. Steinel was named by The Wall Street Journal as one of its Top 250 Board Members.

Ms. Steinel received a Bachelor of Science degree in Accounting from Rutgers University and has served as a guest lecturer on leadership at Yale University, Harvard University, the United States Military Academy at West Point and Villanova University.

Richard J. Stockton

Mr. Stockton has served as the Company’s Chief Executive Officer since November 2016, as President since April 2017 and as a member of the Board of Directors since July 2020, and will continue to serve as a director if re-elected at the Annual Meeting. Upon completion of the Company’s separation from Ashford Inc., Mr. Stockton will become employed directly by the Company; he was previously employed by Ashford Inc. from 2016.

Prior to joining the Company, Mr. Stockton served as Global Co-Head and Global Chief Operating Officer for Real Estate at CarVal Investors, a subsidiary of Cargill Inc., with real estate investments in the United States, Canada, the United Kingdom and France. He also previously served as President & CEO-Americas for OUE Limited, a publicly listed Singaporean property company, where he established the business that acquired and refurbished the US Bank Tower in Los Angeles in 2013. The majority of his career, more than 15 years, was spent at Morgan Stanley in real estate investment banking in various roles, including Head of EMEA Real Estate Banking in London and Co-Head of Asia Pacific Real Estate Banking.

He served as the Lead Independent Director of Spirit MTA REIT (NYSE: SMTA) and Trustee of its successor entity, SMTA Liquidating Trust, from 2018 to 2025.

He is a member of the Board of the American Hotel & Lodging Association and is a frequent speaker at industry conferences, including NAREIT, the NYU International Hospitality Industry Investment Conference and the Americas Lodging Investment Summit.

Mr. Stockton received a Master of Business Administration degree in Finance and Real Estate from The Wharton School, University of Pennsylvania, and a Bachelor of Science degree from Cornell University’s School of Hotel Administration.

Stephen W. Theriot

Mr. Theriot brings more than 40 years of finance, accounting, capital allocation and corporate governance experience with publicly traded real estate companies. From 2017 to 2021, Mr. Theriot served as the Chief Financial Officer of JBG SMITH Properties, a NYSE-listed REIT and an S&P 400 company that owns, operates, invests in and develops a portfolio of mixed-use properties in and around Washington, D.C., where he was responsible for the accounting, tax, investor relations and information technology functions and, in conjunction with JBG SMITH’s spin-off from Vornado Realty Trust, directed the development of its stand-alone teams and processes. From 2021 to 2022, he served as a Senior Advisor to JBG SMITH’s leadership team.

From 2013 to 2017, Mr. Theriot served as Chief Financial Officer of Vornado Realty Trust, an S&P 500 REIT, where he directed the accounting, tax, investor relations and information technology functions, served as deal captain for the spin-off of Vornado’s Washington, D.C. segment and the formation of JBG SMITH, and helped direct the spin-off of Urban Edge Properties. Prior to joining Vornado, he spent approximately 30 years in Deloitte’s Audit & Assurance group, culminating in his appointment as Partner in charge of Deloitte’s Northeast Region Real Estate Practice, serving REITs, home builders and hospitality and gaming enterprises. He also served as Deputy Professional Practice Director, advising clients on the application of GAAP and SEC regulations to complex merger, acquisition and capital markets transactions, and as Partner in charge of Deloitte’s Atlanta/Birmingham Audit & Assurance practices.

Mr. Theriot has served as a Senior Advisor to Plumbrook Capital Partners, a real estate investment firm focused on middle-market multifamily real estate investments, since 2024 and as a member of the Board of Directors of the Treasury Department Federal Credit Union in Washington, D.C. since 2023, including as Vice Chairman from 2024 to 2026. Mr. Theriot received a Bachelor of Science degree from the University of North Carolina at Chapel Hill.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements and assumptions in this communication contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this communication include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our nomination of the director candidates; our ability to complete the previously announced shareholder value creation plan on a timely basis, if at all; potential risks related to actions or proposals from activist stockholders; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

 The forward-looking statements included in this communication are only made as of the date of this communication. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

CERTAIN INFORMATION REGARDING PARTICIPANTS

Braemar and its directors and certain of its executive officers will be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders by Braemar in connection with the matters to be considered at Braemar’s 2026 Annual Meeting of Stockholders. Information regarding the names of Braemar’s executive officers and directors and their respective interests in Braemar by security holdings or otherwise is set forth (i) in Braemar’s proxy statement for the 2025 Annual Meeting of Stockholders, which was filed with the SEC on October 30, 2025 (the “2025 Proxy Statement”), which is available here, including under the headings “SUMMARY”, “PROPOSAL NUMBER ONE-ELECTION OF DIRECTORS”, “CORPORATE GOVERNANCE”, “BOARD OF DIRECTORS AND COMMITTEES”, “EXECUTIVE OFFICERS”, “EXECUTIVE COMPENSATION”, “PROPOSAL NUMBER TWO-ADVISORY APPROVAL OF EXECUTIVE COMPENSATION”, “SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS” and “CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS” and (ii) under Item 1.01 “ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT” in the Current Reports on Form 8-K filed by Braemar with the SEC on December 23, 2025 (available here), on March 17, 2026 (available here), on April 3, 2026 (available here) and on May 22, 2026 (available here), under Item 5.02 “DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS” in the Current Reports on Form 8-K filed by Braemar with the SEC on February 25, 2026 (available here), on February 27, 2026 (available here), on March 6, 2026 (available here), on March 17, 2026 (available here) and on May 28, 2026 (available here), under Item 5.07 “SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS” in the Current Report on Form 8-K filed by Braemar with the SEC on December 16, 2025 (available here) and under Item 8.01 “OTHER EVENTS” in the Current Report on Form 8-K filed by Braemar with the SEC on June 1, 2026 (available here). To the extent holdings of such persons in the Company’s securities have changed since the amounts described in the 2025 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, by Jim A. Plohg on December 22, 2025 (available here), by Jim A. Plohg on January 14, 2026 (available here), by Monty J. Bennett on February 26, 2026 (available here), by Richard J. Stockton on February 26, 2026 (available here) and by Eric Batis on June 1, 2026 (available here). Additional information can also be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026 (available here), as amended by the Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (available here). Details concerning the nominees of Braemar’s Board of Directors for election at the 2026 Annual Meeting will be included in the Proxy Statement (defined below). These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, are or will be available free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed by Braemar are also available free of charge by accessing the “SEC Filings” section of the Company’s website at www.braemar.q4ir.com/investor/financials-sec-filings/sec-filings/. Further information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement.

IMPORTANT INFORMATION AND WHERE TO FIND IT

 Braemar Hotels & Resorts Inc. (the “Company” or “Braemar”) intends to file a proxy statement and GOLD proxy card and other relevant documents with the SEC in connection with its solicitation of proxies from the Company’s stockholders for Braemar’s 2026 Annual Meeting of Stockholders (the “Proxy Statement”). This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other document that Braemar may file with the SEC in connection with any solicitation by Braemar. BRAEMAR STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY BRAEMAR AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain copies of these documents and other documents filed with the SEC by Braemar free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Braemar are also available free of charge by accessing the “SEC Filings” section of the Company’s website at www.braemar.q4ir.com/investor/financials-sec-filings/sec-filings/.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 26, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: October 26, 2026	By:	/s/ Jim Plohg
Jim Plohg
Executive Vice President, General Counsel & Secretary